EXHIBIT 32

Cummins Inc.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cummins Inc. (the “Company”) on Form 10-K/A (Amendment 1) for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Theodore M. Solso, Chairman and Chief Executive Officer of the Company, and Jean S. Blackwell, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ THEODORE M. SOLSO
March 10, 2006	Chairman and Chief Executive Officer

/s/ JEAN S. BLACKWELL
March 10, 2006	Executive Vice President and Chief Financial Officer